Exhibit A


                                    AGREEMENT

     Pursuant to Rule 13d-1(f)  under the Securities  Exchange Act of 1934, each
of  the   undersigned   hereby  agrees  to  the  filing  of  this  Statement  on
Schedule 13D/A on its behalf.

     This agreement may be signed in one or more counterparts.


                        Resource Investors Management
                         Company Limited Partnership,
                         Its General Partner
                        By: RIMCO Associates, Inc.,
                             Its General Partner


Date: June 11, 1996     By: /s/ Paul E. McCollam
                           __________________________________
                           Name: Paul E. McCollam
                           Title: Vice President



                        RIMCO Associates, Inc.


Date: June 11, 1996     By: /s/ Paul E. McCollam
                           __________________________________
                           Name: Paul E. McCollam
                           Title: Vice President


                        RIMCO Partners, L.P.
                        By: Resource Investors Management Company
                             Limited Partnership,
                             Its General Partner
                        By: RIMCO Associates, Inc.,
                             Its General Partner


Date: June 11, 1996     By: /s/ Paul E. McCollam
                           __________________________________
                           Name: Paul E. McCollam
                           Title: Vice President


                        RIMCO Partners, L.P. II
                        By: Resource Investors Management Company
                             Limited Partnership,
                             Its General Partner
                        By: RIMCO Associates, Inc.,
                             Its General Partner


Date: June 11, 1996     By: /s/ Paul E. McCollam
                           __________________________________
                           Name: Paul E. McCollam
                           Title: Vice President



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                        RIMCO Partners, L.P. III
                        By: Resource Investors Management Company
                             Limited Partnership,
                             Its General Partner
                        By: RIMCO Associates, Inc.,
                             Its General Partner


Date: June 11, 1996     By: /s/ Paul E. McCollam
                           __________________________________
                           Name: Paul E. McCollam
                           Title: Vice President


                        RIMCO Partners, L.P. IV
                        By: Resource Investors Management Company
                             Limited Partnership,
                             Its General Partner
                        By: RIMCO Associates, Inc.,
                             Its General Partner


Date: June 11, 1996     By: /s/ Paul E. McCollam
                           __________________________________
                           Name: Paul E. McCollam
                           Title: Vice President




Date: June 11, 1996        /s/ Roy V. Hood
                           __________________________________
                           Roy V. Hood


Date: June 11, 1996        /s/ Paul E. McCollam
                           __________________________________
                           Paul E. McCollam


Date: June 11, 1996        /s/ David R. Whitney
                           __________________________________
                           David R. Whitney


Date: June 11, 1996        /s/ Stephen F. Oakes
                           __________________________________
                          Stephen F. Oakes


Date: June 11, 1996        /s/ John B. Parsons
                           __________________________________
                           John B. Parsons